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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report (date of the earliest event reported): April 22, 1998



                        Commission file number 33-97752
                              VAN DE KAMP'S, INC.
           (Exact Name of Registrant as Specified in Its Charter)\



              DELAWARE                               43-172518
             ----------                             -----------
   (State or Other Jurisdiction of                 (IRS Employer
    Incorporation or Organization                Identification No.)


                         1000 St. Louis Union Station
                           St. Louis, Missouri 63103
           (Address of Principal Executive Office, Including Zip Code)

                                (314) 241-0303
              (Registrant's Telephone Number, Including Area Code)



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Item 5.  Other Events - S-1 Registration Statement

         On April 22, 1998, a Registration Statement on Form S-1 (the "Registration Statement") was filed with the Securities and Exchange Commission relating to a proposed initial public offering ("IPO") of common stock of a company to be formed and into which Van de Kamp's, Inc. (the "Company") will be merged upon consummation of the IPO. The amount of the offering is presently estimated to be $270,000,000. The Registration Statement states that the net proceeds from the IPO will be used to repay certain outstanding indebtedness, including up to $35,000,000 principal amount of the 12% Senior Subordinated Notes due 2005, issued under an Indenture, dated as of September 15, 1995, between the Company and Harris Trust and Savings Bank, as Trustee. No assurance can be given that the Registration Statement will become effective or that the IPO will be consummated.


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           VAN DE KAMP'S, INC.


Date: April__, 1998                        By:
                                               ---------------------------
                                               Thomas O. Ellinwood
                                               President



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